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                                                                    EXHIBIT 99.8

                                  HUMANA INC.
            TO PARTICIPANTS IN THE HUMANA RETIREMENT & SAVINGS PLAN
               SPECIAL MEETING OF STOCKHOLDERS -- AUGUST 27, 1998

The undersigned being a participant in the Humana Inc. Retirement & Savings Plan ("HRSP") acknowledges receipt of the Joint Proxy Statement -- Prospectus of Humana Inc. ("Humana") and United HealthCare Corporation ("United HealthCare") and the undersigned revokes all prior proxies and hereby instructs National City Bank, trustee of the HRSP (the "Trustee"), how to vote all shares of Common Stock of Humana allocated to the account of the undersigned at the Special Meeting of Stockholders to be held at Humana's headquarters, 500 West Main Street, 25th Floor Auditorium, Louisville, Kentucky, at 10:00 a.m., local time, on August 27, 1998 and any adjournments or postponements thereof, on those matters referred to in the Joint Proxy Statement -- Prospectus. All such shares are held by the Trustee and will be voted by the Trustee upon your instructions.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW, PROVIDED THAT YOU HAVE SIGNED AND DATED THE PROXY CARD. IF THE UNDERSIGNED DOES NOT GIVE DIRECTION TO THE TRUSTEE, THE TRUSTEE WILL VOTE THE PARTICIPANT'S SHARES OF COMMON STOCK.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING ON BEHALF OF THE UNDERSIGNED.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

To approve and adopt the Agreement and Plan of Merger dated as of May 27, 1998, among Humana, United HealthCare and UH-1 Inc., a direct, wholly owned subsidiary of United HealthCare as described in the accompanying Joint Proxy Statement -- Prospectus.

/ / FOR                        / / AGAINST                        / / ABSTAIN

                                SEE REVERSE SIDE
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 PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY, USING THE ENCLOSED    PLEASE SIGN EXACTLY AS YOUR NAME OR
                             POSTAGE-PAID ENVELOPE.                               NAMES APPEAR HEREON. IF SHARES ARE
                                                                                  HELD JOINTLY, EACH SHAREHOLDER SHOULD
                                                                                  SIGN. WHEN SIGNING AS ATTORNEY,
                                                                                  EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                                                                  GUARDIAN, PLEASE GIVE FULL TITLE AS
                                                                                  SUCH. IF A CORPORATION, PLEASE SIGN IN
                                                                                  FULL CORPORATE NAME BY PRESIDENT OR
                                                                                  OTHER AUTHORIZED OFFICER. IF A
                                                                                  PARTNERSHIP, PLEASE SIGN IN PART-
                                                                                  NERSHIP NAME BY AUTHORIZED PERSON.

                                                                                  DATED:
                                                                                  SIGNATURE OF STOCKHOLDER (Title, if
                                                                                  any)
                                                                                  SIGNATURE OF STOCKHOLDER (Title, if
                                                                                  any)
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